SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                 March 25, 2000

ADVANTA Mortgage Loan Trust 1998-4A,  1998-4B, 1998-4C

New York                          333-52351-02                 88-0360305
                                  333-52351-03                 23-2723382
                                  333-52351-04


c/o ADVANTA Mortgage Corp., USA
Attn:  H. John Berens
10790 Rancho Bernardo Road
San Diego, CA  92127

(858) 676-3099



Item 5.                         Other Events

Information relating to the distributions to Certificate holders for the February, 2000 Monthly Period of the Trust in respect of the Mortgage Backed Notes, Series 1998-4, Class A, Class B and Class C (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of November 1, 1998 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                         Financial Statements, Exhibits

                 Exhibit No.                    Exhibit

                             1. Monthly Report for the February 2000 Monthly
                                Period relating to the Mortgage Backed Notes
                                Series 1998-4, Class A, Class B, and Class C issued by the ADVANTA Mortgage Loan
                                Trust 1998-4A, 1998-4B, 1998-4C.


                                                EXHIBIT INDEX

Exhibit

       1.        Monthly Report for the February 2000 Monthly
                 Period relating to the Mortgage Backed Notes, Series 1998-4, Class A, Class B, and Class C issued by the ADVANTA Mortgage Loan Trust 1998-4A, 1998-4B, 1998-4C.





                                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Mortgage Loan Trust 1998-4A, 19984-B, 1998-4C.

BY:              ADVANTA Mortgage Corp., USA




BY:              /s/ H. John Berens
                 H. John Berens
                 Senior Vice President
                 Advanta Mortgage



   March 31, 2000

                                                EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1998-4A

                            Statement to Certificateholders

                 Original       Prior
                 Face           Principal
Class            Value          Balance         Interest       Principal      Total
A                    650,000,000      525,195,43       2,975,25        6,982,3       9,957,611.42
A Certificate                                             773,6                         773,663.32

Totals               650,000,000      525,195,43       3,748,91        6,982,3     10,731,274.74

                                                Current        Pass-Through
                 Realized       Deferred        Principal      Rates
Class            Losses         Interest        Balance        Current        Next
A                                                  518,213,074.      6.578750%     6.825000%
A Certificate                                                              NA            NA

Totals                                             518,213,074.03

                                Prior                                                       Current
                                Principal                                                   Principal
Class            CUSIP          Balance         Interest       Principal      Total         Balance
A                   00755WGC4         807.992977       4.577308      10.742094     15.319402    797.250883
A Certificate                           0.000000       1.190251       0.000000      1.190251      0.000000

Delinquent Loan Information:
                                                               90+ Days       Loans         Loans
                                30-59           60-89          excldg f/c,REO in            in
                                Days            Days           & Bkrptcy      Bankruptcy    REO
Trust A          Principal Balan  15,692,958.12   3,614,352.76   1,698,662.21  9,151,813.29  2,323,457.06
                 % of Pool Balan        2.89026%       0.66568%       0.31285%      1.68554%      0.42792%
                 Number of Loans             260             64             41           152            44
                 % of Loans             3.02290%       0.74410%       0.47669%      1.76724%      0.51157%

                                Loans
                                in
                                Foreclosure
Trust A          Principal Balan        13,050,883.03
                 % of Pool Balan        2.40366%
                 Number of Loans             241
                 % of Loans             2.80200%

General Mortgage Loan Information:
                                                                                               Trust A
Beginning Aggregate Mortgage Loan Balance                                                   549,941,654.87
Prefunding                                                                                           0.00
Principal Reduction                                                                          6,982,361.04
Ending Aggregate Mortgage Loan Balance                                                      542,959,293.83

Beginning Aggregate Mortgage Loan Count                                                               8716
Ending Aggregate Mortgage Loan Count                                                                  8601

Current Weighted Average Coupon Rate                                                             9.586974%
Next Weighted Average Coupon Rate                                                                9.579302%

Mortgage Loan Principal Reduction Information:
                                                                                               Trust A
Scheduled Principal                                                                            826,457.55
Curtailments                                                                                   (32,733.23)
Prepayments                                                                                  5,556,562.39
Repurchases                                                                                          0.00
Substitutions                                                                                        0.00
Liquidation Proceeds                                                                           632,074.33
Other Principal                                                                                      0.00

Less: Realized Losses                                                                          280,725.95

Total Principal Reduction                                                                         7,263,086.99

Servicer Information:
                                                                                               Trust A
Accrued Servicing Fee for the Current Period                                                         229,142.35
Less: Amounts to Cover Interest Shortfalls                                                       7,721.99
Less: Delinquent Service Fees                                                                          61,020.66
Collected Servicing Fees for Current Period:                                                         160,399.70

Advanced Principal                                                                                   N/A
Advanced Interest                                                                                 1,174,655.51

                                Other           Scheduled       Interest       Available     Available Funds
                 Prepayment     Unscheduled     Principal      Carry          Funds Cap     Cap Carry
                 Principal      Principal       Distribution   Forward        Current       Forward
Class            Distributed    Distributed     Amount         Amount         Amount        Amount
Class A                  5,556,5             599       6,701,63                                                    -
                                                                                                                   -

Total                    5,556,5             599       6,701,63                                                    -


                  Applied
                  Realized Loss
                  Amount
Class A                                   -
                                          -

Total                                     -

                                                     Prior                                     Current
                      Has a        Remaining         Over-       Accelerated      Extra          Over
                  Trigger Event    Pre-Funded     Collateral      Principal     Principal     Collateral
                    Occurred         Amount         Amount       Distributed   Distributed      Amount
Trust A                NO             0.00       24,746,219.80     280,725.95          0.00 24,746,219.80

Total                                                24,746,219           280,         0.00 24,746,219.80

                    Specified        Over-
                      Over-        Collateral
                   Collateral       Deficit
                     Amount          Amount
Trust A            24,746,219.80            0.00


Total              24,746,219.80            0.00







Trust A Insured Payment                                                                               0.00
Pool Rolling six month delinquency rate                                                           0.024117
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                        0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                  0.00%
Book Value of REO loans                                                                       2,752,535.54
Cumulative Number of Mortgage loans repurchased to date                                                 11
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                    77,812.77
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                0.00


TOTAL AVAILABLE FUNDS:
Current Interest Collected:                                            3,157,887.34

Principal Collected:                                                   6,350,286.71

Insurance Proceeds Received:                                                            -

Net Liquidation Proceeds:                                                 351,348.38

Delinquency Advances on Mortgage Interest:                             1,174,655.51

Delinquency Advances on Mortgage Principal                                NA

Repurchase and Substitution Amounts:                                                    -

Trust Termination Proceeds:                                                             -

Investment Earnings on Note Account:                                          4,948.00

Capitalized Interest Requirement:                                                       -

Capitalized Interest Fund Earnings                                       0.00

Capitalized Interest Account                                             0.00

Investment Earnings on Pre-Funding Account                                0.00

Unreimbursed Delq/Servicing Advances Paid Back To CertificateHo                         -

Sum of the Above Amounts:                                                          11,039,125.94

LESS:

Servicing Fees (including PPIS):                                          168,121.69

Non Recoverable Advance                                                       1,534.80

Indenture Trustee Fees:                                                       3,207.99

Owner Trustee Fees:                                                     277.78

Insurance Premiums:                                                         56,896.17

Reimbursement of Delinquency Advances/Servicing Advances                    77,812.77

Total Reductions to Available Funds Amount:                                             307,851.20

Total Available Funds:                                                                          10,731,274.74

                                                EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1998-4B

                            Statement to Certificateholders
                 Original       Prior
                 Face           Principal
Class            Value          Balance         Interest       Principal      Total
B                    350,000,000      282,692,40       1,601,46        4,738,5       6,340,021.91
B Certificate                                             409,4                         409,416.33

Totals               350,000,000      282,692,40       2,010,87        4,738,5       6,749,438.24

                                                Current        Pass-Through
                 Realized       Deferred        Principal      Rates
Class            Losses         Interest        Balance        Current        Next
B                                                  277,953,847.      6.578750%     6.825000%
B Certificate                                                              NA            NA

Totals                                             277,953,847.17

                                Prior                                                       Current
                                Principal                                                   Principal
Class            CUSIP          Balance         Interest       Principal      Total         Balance
B                   00755WGD2         807.692591       4.575607      13.538742     18.114349    794.153849
B Certificate                           0.000000       0.629871       0.000000      0.629871      0.000000

Delinquent Loan Information:
                                                               90+ Days       Loans         Loans
                                30-59           60-89          excldg f/c,REO in            in
                                Days            Days           & Bkrptcy      Bankruptcy    REO
Trust B          Principal Balan   8,085,168.37   1,935,243.08   1,020,235.58  5,049,577.39  1,528,626.46
                 % of Pool Balan        2.77575%       0.66440%       0.35026%      1.73359%      0.52480%
                 Number of Loans             127             34             14            80            26
                 % of Loans             3.27742%       0.87742%       0.36129%      2.06452%      0.67097%

                                Loans
                                in
                                Foreclosure
Trust B          Principal Balan  10,653,551.24
                 % of Pool Balan        3.65751%
                 Number of Loans             155
                 % of Loans             4.00000%

General Mortgage Loan Information:
                                                                                               Trust B
Beginning Aggregate Mortgage Loan Balance                                                   296,017,279.88
Subsequent Mortgage Loans Added This Period                                                          0.00
Principal Reduction                                                                          4,738,559.61
Ending Aggregate Mortgage Loan Balance                                                      291,278,720.27

Beginning Aggregate Mortgage Loan Count                                                                       3,935
Ending Aggregate Mortgage Loan Count                                                                          3,875

Current Weighted Average Coupon Rate                                                             9.596607%
Next Weighted Average Coupon Rate                                                                9.588859%

Mortgage Loan Principal Reduction Information:
                                                                                               Trust B
Scheduled Principal                                                                            355,995.52
Curtailments                                                                                         0.00
Prepayments                                                                                  3,848,175.07
Repurchases                                                                                          0.00
Substitutions                                                                                        0.00
Liquidation Proceeds                                                                           534,389.02
Other Principal                                                                                      0.00

Less: Realized Losses                                                                          155,331.74

Total Principal Reduction                                                                         4,893,891.35

Servicer Information:
                                                                                               Trust B
Accrued Servicing Fee for the Current Period                                                         123,340.53
Less: Amounts to Cover Interest Shortfalls                                                       3,686.56
Less: Delinquent Service Fees                                                                          33,030.96
Collected Servicing Fees for Current Period:                                                           86,623.01

Advanced Principal                                                                                   N/A
Advanced Interest                                                                                    642,359.36

                                Other           Scheduled       Interest       Available     Available Funds
                 Prepayment     Unscheduled     Principal      Carry          Funds Cap     Cap Carry
                 Principal      Principal       Distribution   Forward        Current       Forward
Class            Distributed    Distributed     Amount         Amount         Amount        Amount
Class B                  3,848,1             534       4,583,22                                                    -
                                          -                                                                        -

Total                    3,848,1             534       4,583,22                                                    -


                  Unpaid
                  Realized Loss
                  Amount
Class B                                   -
                                          -

Total                                     -

                                                     Prior                                     Current
                      Has a        Remaining         Over-       Accelerated      Extra          Over
                  Trigger Event    Pre-Funded     Collateral      Principal     Principal     Collateral
                    Occurred         Amount         Amount       Distributed   Distributed      Amount
Trust B                NO             0.00       13,324,873.10     155,331.74          0.00 13,324,873.10

Total                                                13,324,873           155,         0.00 13,324,873.10

                    Specified        Over-
                      Over-        Collateral
                   Collateral       Deficit
                     Amount          Amount
Trust B            13,324,873.10            0.00


Total              13,324,873.10            0.00







Trust B Insured Payment                                                                               0.00
Pool Rolling six month delinquency rate                                                               0.04
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                        0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                  0.00%
Book Value of REO loans                                                                      1,766,502.24
Cumulative Number of Mortgage loans repurchased to date                                                  8
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                    48,229.88
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                 0.00


TOTAL AVAILABLE FUNDS:
                 Current Interest Collected:                           1,691,911.02

                 Principal Collected:                                  4,204,170.59

                 Insurance Proceeds Received:                                           -

                 Net Liquidation Proceeds:                                379,057.28

                 Delinquency Advances on Mortgage Interest:               642,359.36

                 Delinquency Advances on Mortgage Principal               NA

                 Repurchase and Substitution Amounts:                                   -

                 Trust Termination Proceeds:                                            -

                 Investment Earnings on Note Account:                         3,109.00

                 Capitalized Interest Requirement:                       0.00

                 Capitalized Interest Account  Earnings                  0.00

                 Capitalized Interest Account                            0.00

                 Reversal of Realized Loss Amount                                       -

                 Unreimbursed Delq/Servicing Advances Paid Back           0.00

                 Sum of the Above Amounts:                                           6,920,607.25

LESS:

                 Servicing Fees (including PPIS):                           90,309.57

                 Non-Recoverable Advance                                                -

                 Indenture Trustee Fees:                                      1,726.77

                 Owner Trustee Fees:                                    277.78

                 Insurance Premiums:                                        30,625.01

                 Reimbursement of Delinquency Advances/Servicin             48,229.88

                 Total Reductions to Available Funds Amount:                            171,169.01

                 Total Available Funds:                                                           6,749,438.24

                                                EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1998-4C

                            Statement to Certificateholders
                 Original       Prior
                 Face           Principal
Class            Value          Balance         Interest       Principal      Total
C                    100,000,000        75,388,4          417,3        1,900,5       2,317,938.72
C Certificate                                             143,4                         143,402.71

Totals               100,000,000        75,388,4          560,7        1,900,5       2,461,341.43

                                                Current        Pass-Through
                 Realized       Deferred        Principal      Rates
Class            Losses         Interest        Balance        Current        Next
C                                                    73,487,821      6.428750%     6.675000%
C Certificate                                                              NA            NA

Totals                                               73,487,821.07

                                Prior                                                       Current
                                Principal                                                   Principal
Class            CUSIP          Balance         Interest       Principal      Total         Balance
C                   00755WGE0         753.884195       4.173403      19.005984     23.179387    734.878211
C Certificate                           0.000000       0.220620       0.000000      0.220620      0.000000

Delinquent Loan Information:
                                                               90+ Days       Loans         Loans
                                30-59           60-89          excldg f/c,REO in            in
                                Days            Days           & Bkrptcy      Bankruptcy    REO
Trust C          Principal Balan   1,955,958.32     422,912.67     569,535.62  1,749,167.87    711,628.67
                 % of Pool Balan        2.49628%       0.53974%       0.72687%      2.23237%      0.90821%
                 Number of Loans              23              4              6            22             7
                 % of Loans             2.70588%       0.47059%       0.70588%      2.58824%      0.82353%

                                Loans
                                in
                                Foreclosure
Trust C          Principal Balan   3,554,133.01
                 % of Pool Balan        4.53594%
                 Number of Loans              39
                 % of Loans             4.58824%

General Mortgage Loan Information:
                                                                                               Trust C
Beginning Aggregate Mortgage Loan Balance                                                   80,255,504.65
Prefunding                                                                                            N/A
Principal Reduction                                                                          1,900,598.38
Ending Aggregate Mortgage Loan Balance                                                      78,354,906.27

Beginning Aggregate Mortgage Loan Count                                                                868
Ending Aggregate Mortgage Loan Count                                                                   850

Current Weighted Average Coupon Rate                                                             9.628497%
Next Weighted Average Coupon Rate                                                                9.614111%

Mortgage Loan Principal Reduction Information:
                                                                                               Trust C
Scheduled Principal                                                                             46,875.94
Curtailments                                                                                         0.00
Prepayments                                                                                  1,734,771.36
Repurchases                                                                                          0.00
Substitutions                                                                                        0.00
Liquidation Proceeds                                                                           118,951.08
Other Principal                                                                                      0.00

Less: Realized Losses                                                                           32,573.30

Total Principal Reduction                                                                         1,933,171.68

Servicer Information:
                                                                                               Trust C
Accrued Servicing Fee for the Current Period                                                           33,439.80
Less: Amounts to Cover Interest Shortfalls                                                           0.00
Less: Delinquent Service Fees                                                                            8,885.49
Collected Servicing Fees for Current Period:                                                           24,554.31

Advanced Principal                                                                                   N/A
Advanced Interest                                                                                    166,902.38

                                Other           Scheduled       Interest       Available     Available Funds
                 Prepayment     Unscheduled     Principal      Carry          Funds Cap     Cap Carry
                 Principal      Principal       Distribution   Forward        Current       Forward
Class            Distributed    Distributed     Amount         Amount         Amount        Amount
Class C                  1,734,7             118       1,868,02                                                    -
                                          -      .                                                                 -

Total                    1,734,7             118       1,868,02                                                    -


                  Unpaid
                  Realized Loss
                  Amount
Class C                                   -
                                          -

Total                                     -

                                                     Prior                                     Current
                      Has a                          Over-       Accelerated      Extra          Over
                  Trigger Event                   Collateral      Principal     Principal     Collateral
                    Occurred                        Amount       Distributed   Distributed      Amount
Trust C                NO                         4,867,085.20      32,573.30          0.00  4,867,085.20

Total                                                  4,867,08             32         0.00  4,867,085.20

                    Specified        Over-
                      Over-        Collateral
                   Collateral       Deficit
                     Amount          Amount
Trust C             4,867,085.20            0.00


Total               4,867,085.20            0.00







Trust C Insured Payment                                                                               0.00
Pool Rolling six month delinquency rate                                                               0.05
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                        0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                  0.00%
Book Value of REO loans                                                                         829,453.92
Cumulative Number of Mortgage loans repurchased to date                                                  3
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                     7,843.15
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                0.00


TOTAL AVAILABLE FUNDS:
                 Current Interest Collected:                              468,162.04

                 Principal Collected:                                  1,781,647.30

                 Insurance Proceeds Received:                                           -

                 Net Liquidation Proceeds:                                  86,377.78

                 Delinquency Advances on Mortgage Interest:               166,902.38

                 Delinquency Advances on Mortgage Principal               NA

                 Repurchase and Substitution Amounts:                                   -

                 Trust Termination Proceeds:                                            -

                 Investment Earnings on Note Account:                         1,133.00


                 Sum of the Above Amounts:                                           2,504,222.50

LESS:

                 Servicing Fees (including PPIS):                           24,554.31

                 Non-Recoverable Advance                                                -

                 Indenture Trustee Fees:                                         468.16

                 Owner Trustee Fees:                                    277.78

                 Insurance Premiums:                                          9,737.67

                 Reimbursement of Delinquency Advances/Servicin               7,843.15

                 Total Reductions to Available Funds Amount:                              42,881.07

                 Total Available Funds:                                                           2,461,341.43